UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2015

Titanium Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-53803

Nevada	27-0984261
(State of incorporation)	(IRS Employer ID Number)

2100 McKinney Ave, Suite 1780, Dallas, Texas 75201

(Address of principal executive offices)

(469) 606-4521

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors

Resignation of James York as Director

On July 17, 2015, James York submitted his resignation as a Director effective that day.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITANIUM HEALTHCARE, INC.

Dated: July 22, 2015	By:	/s/ Chuck Talley
Chuck Talley
Chief Financial Officer